BRIDGE BUILDER TRUST

On behalf of the Bridge Builder Trust (the “Trust”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the supplemented form of Prospectus for the Bridge Builder International Equity Fund, which was filed pursuant to Rule 497(e) on November 17, 2016.  The purpose of this filing is to submit the 497(e) filing dated November 17, 2016 in XBRL for the Bridge Builder International Equity Fund.

The XBRL exhibits attached hereto consist of the following:

INDEX TO EXHIBITS

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE